Exhibit 99.1
AGREEMENT BETWEEN SEDONA CORPORATION AND VEY ASSOCIATES, INC.
     This Agreement is made and entered into as of August 31, 2007 by and between: SEDONA CORPORATION, a Pennsylvania corporation, with principal executive offices located at 1003 W. 9th Avenue, 2nd Floor, King of Prussia, Pennsylvania (hereafter, “Sedona”); and VEY ASSOCIATES, INC., a Louisiana corporation, with principal offices located at 11822 Justice Avenue, Suite B-6, Baton Rouge, Louisiana 70816 (hereafter “Vey”).
     THE PARTIES AGREE, AS FOLLOWS:
1. DEFINITIONS. The following definitions shall apply to terms used in this Agreement:
     1.1. “Adverse Party” refers, individually or collectively, to Open Solutions, Inc., and any other or later added party(ies) in the Litigation, whose interests are or may become adverse to Sedona.
     1.2. “Agreement” refers to this agreement and all documents described herein.
     1.3. “Assigned Portion” refers to Seventy Five (75%) Percent of the Litigation Proceeds which shall be payable to Vey after first subtracting all of the Sedona Litigation Expenses.
     1.4. “Attorney” refers to Schiff Hardin; Brenner, Saltzman & Wallman and Hecker Brown Sherry & Johnson LLP or such other attorneys as may be consulted or engaged by Sedona in connection with the Litigation.
     1.5. “Court” refers to the United States District Court For The District Of Connecticut.
     1.6. “Sedona Litigation Expenses” shall mean all costs, fees and expenses paid or to be paid by Sedona in pursuit of the Litigation. For the purposes of calculating the Sedona Litigation Expenses, salary of employees and other operating expenses of Sedona shall not be included. Sedona Litigation Expenses shall also not include any payments made by Sedona or on behalf of Sedona using any portion of the Financing.
     1.7. “Financing” refers to the sum of (U.S.) Seven Hundred Fifty Thousand ($750,000.00) Dollars to be provided by Vey to Sedona or to the Attorneys or other entities related to the Litigation on behalf of Sedona pursuant to the terms set forth herein.
     1.8. “Full Financing Date” refers to that date on which Vey has provided the total Financing for Litigation expenses.

     1.9. “First Stage Financing” refers to the sum of up to Three Hundred Thousand ($300,000.00) Dollars which Vey shall provide to Sedona pursuant to the terms set forth herein.
     1.10. “Lawsuit” refers to the case of Sedona Corp. v. Open Solutions, Inc., Action No. 3:07-CV-00171-VLB in the United States District Court For The District Of Connecticut.
     1.11. “Litigation” refers to the (i) Lawsuit; (ii) all appellate proceedings, proceedings on remand, re-trial proceedings, enforcement, ancillary, parallel or alternate dispute resolution proceedings and processes arising out of or related to the Lawsuit; (iii) any other proceedings founded on the underlying facts giving rise to the Lawsuit in which Sedona or Sedona’s successor in interest is a party; and (iv) all arrangements made with Sedona by or among any Adverse Party having the effect of resolving any of Sedona’s claims against any Adverse Party.
     1.12. “Litigation Proceeds” refers to all Proceeds which may be payable in the event of a settlement, verdict or other conclusion of the Litigation.
     1.13. “Proceeds” refers to cash, negotiable instruments, contract rights, annuities, and any other rights to payment of cash and transfer of things of value or other property.
     1.14. “Vey Litigation Expenses” refers to the amount of the financing and expenses actually paid by Vey to Sedona or on Sedona’s behalf plus interest which shall accrue at a rate of ten (10%) percent per year.
2. BACKGROUND. Sedona requires funds to finance the costs and fees associated with the Litigation. The parties have entered into this Agreement for the purpose of providing Sedona the opportunity to receive such funds prior to the outcome of the Litigation.
     Sedona has requested and Vey has agreed to provide Sedona the Financing in exchange for payment of the Assigned Portion and the Vey Litigation Expenses out of any Litigation Proceeds. In the event that Sedona is unsuccessful in the Litigation and does not receive any Litigation Proceeds, it will have no obligation to pay any sums to Vey pursuant to this Agreement.
3. PURPOSE OF THE FINANCING.
     The Financing shall be used to pay the following fees and costs of the Lawsuit: (i) expert witness fees, (ii) Attorney’s fees and expenses incurred after the execution of this Agreement, and (iii) up to fifty (50%) percent of the Attorney’s fees and costs incurred but unpaid prior to the execution of this Agreement which shall not exceed $75,000.00 (the “Arrears”).

4. FINANCING. Vey agrees to provide the First Stage Financing (either by payment to Sedona or directly to the Attorney as Vey shall determine in its discretion) according to the following schedule:
               a). Vey shall make available up to $75,000 to pay the Arrears upon the execution of this Agreement. Additional funds from the First Stage Financing shall be made available as Litigation expenses are incurred.
               b). Financing in excess of the First Stage Financing shall be made available to pay expenses as they are incurred upon the conclusion of the depositions and reports of Sedona’s expert witnesses, and only in the event that Vey in its sole discretion believe that such depositions and reports sufficiently demonstrate that the Adverse Parties breached the terms of the Master Software License Agreement.
5. MANAGEMENT OF THE LITIGATION. Sedona and Vey shall jointly prepare an Operating Budget for the Litigation, after consulting with the Attorney, which Operating Budget will detail the monthly expenses of the Litigation within 14 days of the effective date of this Agreement. Vey and Sedona will jointly manage the Operating Budget and make all other financial decisions that they deem to be in the best interests of Sedona. Notwithstanding the foregoing, Sedona shall retain the right to make all other strategic and legal decisions with respect to the Litigation, provided however, that no action or decision shall be made without the prior consent of a special committee of the Board of Directors of Sedona, the members of which shall be reasonably acceptable to Vey.
6. NATURE OF TRANSACTION. This transaction is deemed to be a contingent advance and not a loan. It is not intended as collateral for any loan.
7. ASSIGNMENT.
     7.1. Under and subject to the terms and conditions of this Agreement and in exchange for the Financing, Sedona hereby agrees to and, upon remittance of the Financing by Vey, shall, sell, transfer, assign and deliver to Vey, Sedona’s legal and equitable rights, title and interest in and to the Assigned Portion of the Litigation Proceeds. Vey agrees to accept all of said rights and interests from Sedona and to provide the Financing under and subject to the terms and conditions of this Agreement. Upon Vey’s tender of the Financing to Sedona, Vey’s rights, as provided for in this Agreement, shall be fully vested and Sedona’s assignment shall be absolute and irrevocable by Sedona.
     7.2. In making this Agreement and accepting the Assigned Portion of Sedona’s Litigation Proceeds, Vey is not otherwise acquiring or assuming any responsibility, obligation or liability of Sedona or arising out of any rights or interests of Sedona being purchased including, but not limited to, any obligation or expense with regard to the Litigation, or any retrial of the subject matter of the Litigation or issues related thereto (including court costs or sanctions).

8. RIGHTS IN PROCEEDS.
     8.1. Any Litigation Proceeds (except in the event of a failure to provide the Financing as described in Section 8.2), if any, shall be distributed within thirty (30) days of receipt by Sedona in the following manner:
               a). First, to pay (i) the Sedona Litigation Expenses to Sedona, and (ii) the Vey Litigation Expenses to Vey, on a pari passu basis.
               b). Then to pay the Assigned Portion to Vey and the balance of the Litigation Proceeds to Sedona.
     8.2. In the event that Vey does not provide the Financing for any reason whatsoever other than a settlement or other termination of the Litigation without any necessity of the Financing, Sedona shall only be obligated to pay Vey out of any Litigation Proceeds as follows:
               a). First to pay the Sedona Litigation Expenses to Sedona and the Vey Litigation Expenses to Vey on a pari passu basis; and
               b). The balance of the recovery shall be shared by Vey and Sedona according to their percentage interests calculated as follows:
     (i) the Vey percentage interest shall be the fraction, expressed as a percentage, determined by dividing the Vey Litigation Expenses by the sum of the Vey Litigation Expenses and the Sedona Litigation Expenses.
     (ii) the Sedona percentage interest shall be the fraction, expressed as a percentage, determined by dividing the Sedona Litigation Expenses by the sum of the Vey Litigation Expenses and the Sedona Litigation Expenses.
     8.3. In the event Litigation Proceeds are received in any form other than a lump sum cash payment, Sedona and Vey shall share such proceeds as provided for in this section on a pari passu basis, in like kind distributions, as and when such distributions are made to Sedona.
9. SEDONA REPRESENTATIONS. Sedona hereby represents and warrants to Vey as follows:
     9.1. Sedona has not assigned, transferred or given, as collateral to any party other than Vey, any right or interest of Sedona in the Litigation or the Litigation Proceeds. Sedona shall not: make any assignment or transfer or give, as collateral, any right or beneficial interest of Sedona in the Litigation, the Litigation Proceeds or rights therein, or take any other action that could have the effect of impairing or delaying Vey’s receipt of the Amount Assigned. It is intended and understood that any assignment or transfer of right or beneficial interest in the Litigation and the Litigation Proceeds thereof or rights therein shall be subordinate to and shall not adversely affect any right or interest of Vey in the Litigation and the Litigation Proceeds thereof or rights therein.
     9.2. There are no persons who have liens against amounts to which Sedona may be entitled on account of the Litigation. Sedona agrees to refrain from causing or permitting any other liens to be placed against the Litigation Proceeds, without the prior written consent of Vey, which consent may not be withheld unless a proposed lien materially impairs the rights, value, priority or collectability of the rights assigned to Vey hereunder.
     9.3. Sedona is not aware of any asserted or unasserted claims, liens or judgments against Sedona which would materially impair the rights, value, priority or collectability of the rights assigned to Vey hereunder.
     9.4. Sedona has the power, authority, right and competence to enter into this Agreement, and does so willingly and freely. All approvals, actions and consents required to authorize Sedona to enter into this Agreement have been obtained and taken and, upon execution by Sedona, this Agreement and all documents contemplated to be signed by Sedona herein shall be valid and binding obligations and undertakings of Sedona. Entering into this Agreement and carrying out the actions provided for in this Agreement will not cause Sedona to be in breach or violation of any other agreement or legal obligation to which Sedona is a party or subject.
10. VEY REPRESENTATIONS. Vey hereby represents and warrants to Sedona as follows:
     10.1. Vey has reviewed copies of all court documents related to the Lawsuit including but not limited to all pleadings, briefs, notices, orders, verdicts and judgments presented to any party to the Litigation or filed with any Court.
     10.2. Vey has the power, authority, right and competence to enter into this Agreement, and does so willingly and freely. All approvals, actions and consents required to authorize Vey to enter into this Agreement have been obtained and taken and, upon execution by Vey, this Agreement and all documents contemplated to be signed by Vey herein shall be valid and binding obligations and undertakings of Vey. Entering into this Agreement and carrying out the actions provided for in this Agreement will not cause Vey to be in breach or violation of any other agreement or legal obligation to which Vey is a party or subject.

11. LITIGATION DOCUMENTATION. Unless otherwise requested in writing by Vey, Sedona shall, and Sedona hereby provides attorney with this agreement and instructs Attorney, as Sedona’s agent, to promptly provide and continue to provide Vey with:
     11.1. All future Court documents, including but not limited to any Pleadings, Notices, Orders or Briefs presented to any party to the Litigation or filed with any court.
     11.2. All future discussions, correspondence, written proposals or agreements, and notice of any oral proposals or agreements between Sedona and any Adverse Party relating to the Litigation, settlement or alternative dispute resolution procedures.
     11.3. Notices of and documents relating to payment or receipt of any money, consideration or other Litigation Proceeds by Sedona or Attorney, settlement and all accountings of the application of said money or other things of value received.
     11.4. Information requested by Vey relating to the status of the Litigation, settlement and alternative dispute resolution proceedings.
12. INDEMNIFICATION.
     12.1. Sedona agrees to indemnify, defend and hold Vey harmless from and against any and all losses, costs, damages, claims and expenses (including reasonable attorneys’ fees) which Vey may sustain at anytime by reason of: (a) any debt, liability or obligation incurred by Sedona, (b) any liability or obligation of any kind for prosecution or defense of such debt, liability or obligation incurred by Sedona, and (c) the breach of, inaccuracy of, or failure to comply with, or the existence of any facts resulting in the inaccuracy of, any of the warranties, representations, or covenants of Sedona contained in this Agreement or in any documents delivered pursuant hereto or in connection with the subject matter of this Agreement.
     12.2. If Vey receives notice of a claim for which it will seek indemnification hereunder shall promptly notify Sedona of such claim in writing. Sedona shall have the right to assume the defense of such action at its cost with counsel reasonably satisfactory to Vey. Vey shall have the right to participate in such defense with its own counsel at its cost, however such costs will be considered as cost of the lawsuit
13. ATTORNEY — CLIENT RELATIONSHIP. Nothing in this agreement is intended to require action that may impair the attorney-client privilege, or other evidentiary privilege as may exist in favor of Sedona in connection with the Litigation. This agreement shall not be interpreted or enforced in a manner that would have the effect of loss of any such privilege. Further, nothing in this agreement is intended to prevent or impair Sedona’s and Attorney’s ability to vigorously conduct the Litigation in such manner as they deem in good faith and in their sole discretion will benefit Sedona, without interference from Vey.
14. COOPERATION. Sedona will, and will so instruct Attorney to, keep Vey fully advised about and will cooperate and consult with Vey in connection with any and all matters relating to the Litigation, including, but not limited to, matters with regard to Sedona’s and Attorney’s legal positions, briefs and oral arguments, settlement negotiations, alternate dispute resolution proceedings, and engagement of counsel.
15. MISCELLANEOUS.
     15.1. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them. No party hereto shall be bound by any term, condition, warranty or representation other than as expressly provided for in this Agreement, or as may be on a date on or after to the date hereof duly set forth in writing signed by the party hereto which is to be bound thereby. This Agreement shall not be changed, modified or amended except by a writing dated and signed by the party to be charged.
     15.2. Governing Law. This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Connecticut, without giving effect to principles of conflicts of laws.
     15.3. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.
     15.4. Benefits of Parties. This Agreement shall be binding upon, and inure to the benefit of the parties hereto, individually and to each and all their agents, attorneys, beneficiaries, representatives and its respective successors, spouses, heirs, legal representatives and assigns. Any assignments by any party shall relieve the assigning party from any obligation, duty, representation, warranty or agreement absent an express written release given by the non-assigning party.
     15.5. Headings Singular/Plural. The headings in the section of this Agreement are inserted for convenience or reference only and shall not constitute a part hereof. Where context so permits, the singular form of a word shall include the plural and the plural form shall include the singular.
     15.6. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing to the addresses set forth herein and, unless otherwise specifically provided for herein, shall be deemed to have been given upon transmission by telecopy, with receipt confirmed, upon hand delivery or delivery by air freight or courier service, or three (3) days after the time when deposited with the United States Postal Service, enclosed in a registered, certified or other postage-paid envelope, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice: provided, however, that any such change of address shall be effective only upon receipt.
     15.7. Attorney’s Fees. In the event that any action or proceeding is brought to enforce or interpret any provision, covenant or condition contained in the Agreement on the part of Vey or Sedona, the prevailing party in such action or proceeding shall be entitled to recover from the party not prevailing its expenses therein, including reasonable attorneys’ fees and allowable costs.
     15.8. Disputes Between The Parties. At the request of any party, any dispute between the parties arising out of the transaction provided for in this Agreement shall be submitted to final and binding arbitration in Philadelphia, Pennsylvania, by a three (3) member panel, under the Commercial Arbitration Rules of the American Arbitration Association then in effect. The Association shall be requested to provide a panel of prospective arbitrators consisting of persons experienced in business law matters. Prior to appointment of the arbitrator, either party may commence judicial proceedings, in either the state or federal court having jurisdiction over the party against whom relief is sought, to obtain preliminary relief, including injunctive relief, for the purposes of: (i) enforcement of this arbitration provision; (ii) obtaining appointment of arbitrator(s); (iii) preserving the status quo; (iv) preventing the disbursement by any person of disputed funds; and (v) preserving and protecting the rights of either party pending the outcome of the arbitration. Any party may have judgment entered on the arbitration award. Section 15.7, above, shall apply to any arbitration or court proceeding between the parties.
     15.9. Further Assurances. Each party agrees to execute and file or caused to be filed such other or further documents as may be requested by the other party to give effect to the purposes of the Agreement.
Dated: September 4, 2007

SEDONA CORPORATION
By:	/s/ Marco Emrich
Marco Emrich, President

VEY ASSOCIATES, INC.
By:	/s/ David Vey
David Vey, President